SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN SECTOR FUNDS

I.              Evergreen Utility and Telecommunications Fund (the “Fund”)

                At a meeting of the Fund's shareholders on December 15, 2006, shareholders of record as of

October 13, 2006 voted to approve a Sub-Advisory Agreement among the Fund, its investment advisor and Crow Point Partners, LLC (“Crow Point”).

The Fund’s prospectus is revised to add the following section:

THE FUND’S SUB-ADVISOR

Crow Point Partners, LLC (“Crow Point”) is the investment sub-advisor to Utility and Telecommunications Fund. As sub-advisor, Crow Point manages the Fund’s investments on a day-to-day basis. Crow Point is a newly-formed investment management company located at 10 The New Driftway, Scituate, MA 02066. Timothy O’Brien, formally a Managing Director for EIMC, is a co-founder and a principal of Crow Point.

EIMC pays a portion of its advisory fee to Crow Point for its sub-advisory services.

The section entitled “FUND FACTS” in the Fund’s prospectus has been revised to reference that Crow Point is the sub-advisor to the Fund.

Mr. O’Brien biographical information in the section entitled “PORTFOLIO MANAGERS” in the Fund’s prospectus is updated to reflect that he has been a co-founder and principal at Crow Point since August 2006 and prior to that was a Senior Portfolio Manager and Managing Director at Evergreen.

The Fund’s Statement of Additional Information is revised to add the following section:

Sub-Advisory

Crow Point Partners, LLC (“Crow Point”) is the sub-advisor to Utility and Telecommunications Fund. As sub-advisor, Crow Point manages the Fund’s investments on a day-to-day basis. The Fund does not pay a direct fee to Crow Point for its sub-advisory services.

December 15, 2006	578316 (12/06)